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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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          Kansas                        1-04721               48-0457967
 (State of Incorporation)      (Commission File Number)    (I.R.S. Employer
                                                          Identification No.)


       6200 Sprint Parkway, Overland Park, Kansas             66251
        (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (800) 829-0965

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 12, 2008, Sprint Nextel Corporation ("Sprint Nextel") announced that it will make a cash performance and retention award payment to Barry West, Chief Technology Officer & President, 4G Mobile Broadband, in the maximum amount of $469,356, which is equivalent to his annual base salary, for his continued service with our Xohm business unit. This award is part of a broader performance and retention plan for certain Xohm employees.

Sprint Nextel will pay Mr. West 50% of the amount 120 days following the later of the close of the transaction with Clearwire Corporation ("Clearwire") to develop and deploy a broadband network based on WiMAX technology ("Clearwire Transaction") or December 31, 2008 and the remaining 50% one year after the Clearwire Transaction closes. Both payments will be dependent upon Xohm's performance achievement of budget, market launch readiness in key markets and achievement of a specific population coverage. Additionally, if the achievement of those objectives are not met, the award will be reduced and possibly eliminated altogether.

If the Clearwire Transaction is terminated on or after November 7, 2008, 50% of the target award will be paid as soon as administratively practicable but no later than 45 days from the termination date. In order to receive the cash performance and retention award, Mr. West must be a Sprint Nextel employee on the scheduled payment date or subject to the following termination reasons: death, disability, involuntarily without cause, or resignation with good reason following the failure to be offered a comparable position at Clearwire or Sprint Nextel that is within 50 miles of his current work location. If Mr. West is terminated for the aforementioned reasons, he is eligible for the full award based on performance achievement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINT NEXTEL CORPORATION



Date: May 16, 2008                      /s/ Timothy O'Grady
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                                  By:   Timothy O'Grady
                                        Assistant Secretary